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                                   EXHIBIT 10

                           WAIVER TO CREDIT AGREEMENT


       WAIVER (this "Waiver"), dated as of September 12, 1996, among FTD Corporation ("Holdings"), Florists' Transworld Delivery, Inc. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

       WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of December 19, 1994 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

       WHEREAS, the Borrower has requested that the Banks grant the waiver provided for herein, and the Banks party hereto have agreed to grant the waiver provided for herein on the terms and conditions set forth herein;

       NOW, THEREFORE, it is agreed:

       1. Effective from and including September 30, 1996 through and including November 22, 1996, (the "Waiver Termination Date"), the Banks hereby waive compliance by Holdings and the Borrower with the provisions of Sections 8.10, 8.11 and 8.14 of the Credit Agreement with respect to the Test Period ending on September 30, 1996. This Waiver shall be effective only for the period from September 30, 1996 to and including the Waiver Termination Date (the "Waiver Period") and shall be of no force or effect at any other time (it being understood that to the extent any Default or Event of Default would have arisen under Sections 8.10, 8.11 or 8.14 for the Test Period ending on September 30, 1996 but for the provisions of this Waiver, such Default or Event of Default will exist after the Waiver Termination Date).

       2. In order to induce the Banks to enter into this Waiver, each of Holdings and the Borrower (x) represents and warrants that no Default or Event of Default exists on the Waiver Effective Date (as defined below), both before and after giving effect to this Waiver and (y) makes each of the representations, warranties and agreements contained in the Credit Agreement or the other Credit Documents on the Waiver Effective Date, both before and after giving effect to this Waiver (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such date).





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       3.      This Waiver is limited as specified and shall not constitute the modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

       4. This waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Credit Parties and the Agent.

       5. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

       6. This Waiver shall become effective on the date (the "Waiver Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office.

       7. At all times during the Waiver Period, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Waiver.


       IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.



                                    FTD CORPORATION

                                    By  /s/  Scott D. Levin
                                        ------------------------------------
                                        Title:  Vice President and Secretary


                                    FLORISTS' TRANSWORLD
                                     DELIVERY, INC.

                                    By  /s/  Scott D. Levin
                                        ------------------------------------
                                        Title:  Vice President, General Counsel
                                                          and Secretary





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                                                BANKERS TRUST COMPANY,
                                                 Individually and as Agent

                                                By  /s/  Christopher Kinslow
                                                    ----------------------------
                                                    Title:  Vice President


                                                MICHIGAN NATIONAL BANK

                                                By  /s/  Jeffrey W. Billig
                                                    ----------------------------
                                                    Title:  Relationship Manager


                                                NBD BANK

                                                By  /s/  Teresa A. Kalil
                                                    ----------------------------
                                                    Title:  Vice President


                                                COMERICA BANK

                                                By  /s/  Phyllis D. McCann
                                                    ----------------------------
                                                    Title:  Vice President


                                                HARRIS TRUST AND
                                                 SAVINGS BANK

                                                By  /s/  Peter J. Dancy
                                                    ----------------------------
                                                    Title:  Vice President


                                                THE FIRST NATIONAL BANK OF
                                                 CHICAGO

                                                By
                                                    ----------------------------
                                                    Title:

                                                CAISSE NATIONAL DE
                                                 CREDIT AGRICOLE

                                                By  /s/  David Bouhl
                                                    ----------------------------
                                                    Title:  First Vice President